Film costs	12 Months Ended
Mar. 31, 2012
Film costs
4.	Film costs

Film costs are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Motion picture productions:
Released	102,415	98,910
Completed and not released	14,260	10,800
In production and development	107,811	102,295
Television productions:
Released	40,581	44,461
In production and development	1,688	2,853
Broadcasting rights	24,544	27,830
Less: current portion of broadcasting rights included in inventories	(15,910)	(17,101)

Film costs	275,389	270,048

Sony estimates that approximately 90% of the unamortized costs of released films at March 31, 2012 will be amortized within the next three years. Approximately 84 billion yen of completed film costs are expected to be amortized during the next twelve months. Approximately 91 billion yen of accrued participation liabilities included in accounts payable, other and accrued expenses are expected to be paid during the next twelve months.